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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                                            Reported): August 29, 2002


                                   CWABS, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-73712                  95-4596514
          --------                     ---------                  ----------
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)


    4500 Park Granada
  Calabasas, California                                            91302
  ---------------------                                            -----
  (Address of Principal                                          (Zip Code)
   Executive Offices)


        Registrant's telephone number, including area code (818) 225-3237
                                                           ----- --------

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

Item 5.  Other Events.
         ------------

         Filing of Certain Materials
         ---------------------------

         In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-BC3 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

                    8.1  Opinion of Sidley Austin Brown & Wood LLP re: Tax
                         Matters.





_________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated July 17, 2002 and prospectus supplement dated July 17, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC3.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWABS, INC.



                                                 By: /s/ Celia Coulter
                                                     -----------------
                                                         Celia Coulter
                                                         Vice President


Dated: August 29, 2002

Exhibit Index


Exhibit                                                                     Page
-------                                                                     ----

8.1      Opinion of Sidley Austin Brown & Wood LLP re: Tax Matters            5